Playtika MARCH 2021 Exhibit 99.1

Legal Disclaimer Forward-Looking Statements This presentation contains forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding our business strategy, plans, market growth and objectives for future operations, are forward-looking statements. The words “may,” “will,” “should,” “expect,” “would,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms and other similar expressions often, but not always, identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements contained in this presentation include, but are not limited to: statements about estimates of our addressable market, future revenues, expenses, capital requirements and needs for additional financing; the implementation of our business model and strategic plans and initiatives, including geographic expansion and increased focus on in-house game development; competitive companies in our industry; our ability to improve on our user metrics; and our ability and plans to repay our indebtedness and reach leverage targets, among others. We have based these forward-looking statements largely on our current expectations and projections about our business, the industry in which we operate and financial trends that we believe may affect our business, financial condition, results of operations and prospects. Forward-looking statements are not guarantees of future performance or development. Forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about us. Forward-looking statements are inherently subject to risks and uncertainties, including our ability to compete in the market; our future relationship with third-party platforms, such as the iOS App Store and the Google Play Store; our ability to successfully launch new games and enhance our existing games that are commercially successful; continued growth in demand for in-app purchases in mobile games; general economic conditions; our ability to acquire and integrate new games and content; the ability of our games to generate revenues; capital expenditures and investments in our infrastructure; our use of working capital in general; retaining existing players, attracting new players and increasing the monetization of our player base; our ability to successfully manage our game economies; maintaining a technology infrastructure that can efficiently and reliably handle increased player usage, fastload times and the deployment of new features and products; attracting and retaining qualified employees and key personnel; maintaining, protecting and enhancing our intellectual property; protecting our players’ information and adequately addressing privacy concerns; our ability to expand into new markets and distribution platforms; and successfully acquiring and integrating companies and assets. Because some of these risks and uncertainties cannot be predicted or quantified and are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. We make no representations or warranties as to the accuracy of the forward-looking statements. In addition, the forward looking statements contained in this presentation are based only on information currently available to us. Except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains estimates and other statistical data made by us and by independent parties relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. You should not consider these non-GAAP financial measures in isolation, or as a substitute for analysis of results as reported under GAAP. For information regarding the non-GAAP financial measures used by us, and for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, see the “Non-GAAP Measure Reconciliations.” Adjusted EBITDA and Adjusted EBITDA Margin reflect the same adjustments made in the presentation of Adjusted EBITDA and Adjusted EBITDA Margin in Playtika’s public reports. Other This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. Columns and percentages may not total due to rounding.

selected operational information

LONGEVITY OF FRANCHISES AND LOYALTY OF USERS

User Revenue Cohort Data [1]
(as a percentage of revenue)

10 Years | **10 Years** | **9 Years** | **8 Years**

~73%
of FY'2020 Revenue from Cohorts 3+ Years Old


Cohort
(% of FY'20 revenue)
2020 (9%)
2019 (10%)
2018 (8%)
2017 (7%)
2016 (7%)
2015 (7%)
2014 (8%)
2013 & earlier (45%)
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: Company information

Note:

1. The chart illustrates revenues generated by each cohort over the periods presented with respect to Slotomania, Caesars Slots, Bingo Blitz and World Series of Poker, with each cohort representing users who downloaded or first played any of these games in a given year. We are only including Slotomania, Caesars Slots, Bingo Blitz and World Series of Poker because these are the games that we have directly operated for at least seven years and for which we have cohort data for at least seven years.

4

Strong organic growth With upside from M&A 27% CAGR Notes: The presentation of US GAAP Revenue on a per game basis requires the allocation of certain items ordinarily determined on a consolidated basis, such as provision for bad debt and deferred revenues. Other includes revenues from other games, and certain consolidated provisions for which the company elected not to allocate to individual games. 19% $223 2017A 1% 9% 12% 45% Other (2) $1,151 $17 $514 13% $154 $138 $105 Revenue (1) (in $ millions) % of Revenue $731 $443 $243 $188 $167 $81 2020A 3% 7% 8% 31% Others(2) 19% 10% $2,371 3% 6% 6% 7% $168 $136 $147 $67 % of Revenue

selected financial information

cash GENERATION and leverage data Notes: Unlevered Free Cash Flow equals Debt Adjusted EBITDA minus purchase of property and equipment, capitalization of internal software costs, and purchase of intangible assets. See the Appendix hereto for more information on how we calculate Unlevered Free Cash Flow. Total Net Leverage is defined as the ratio of (a) Face Value of Total Debt less Unrestricted Cash & Cash Equivalents to (b) Debt Adjusted EBITDA. Post-IPO Q4'2020 reflects the impact of the net proceeds of the IPO on the Total Net Leverage Ratio calculation. Total Net Leverage (2) Medium Term Target - (3) 29% CAGR 2017-2020 2017A – 2020A Unlevered Free Cash Flow (1)

selected preliminary results

Preliminary January 2021 Results Revenues ($ Millions) Daily Payer Conversion (%) Average Daily Paying Users (Thousands) Average Daily Active Users (Millions) The charts above set forth certain preliminary estimated unaudited financial and other information for the month ended January 31, 2021.  For comparison purposes only, the charts above also set forth certain financial and other information for the months ended December 31, 2019 and 2020 and January 31, 2020 derived from our audited consolidated financial statements for the years ended December 31, 2019 and 2020. Because of the recent conclusion of the month ended January 31, 2021, and because the quarter ending March 31, 2021 is not yet complete, our estimates for the month ended January 31, 2021 are, by necessity, based only on preliminary information available at this time. These estimates are inherently uncertain and remain subject to the completion of the quarter ending March 31, 2021 and our related financial closing procedures, as well as final adjustments and developments that may arise between now and the time our financial results are finalized. As a result, our final results for the month ended January 31, 2021 may differ materially from these estimates. In addition, there can be no assurance that our final results for the quarter ending March 31, 2021 will be consistent with these estimates, and any differences could be material. These estimates are neither guarantees of actual performance nor guarantees of, or indicative of, future performance. You should exercise caution in relying on these estimates and you should not draw any inferences from these estimates regarding financial and/or other data not provided or available, including without limitation, the amount of our operating income (or loss) or net income (or loss) for the month ended January 31, 2021 or three months ended March 31, 2021. See “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the year ended December 31, 2020 for a discussion of certain factors that could result in differences between these estimates and our final results. These estimates should not be viewed as a substitute for the unaudited consolidated financial results that we expect to report for the quarter ending March 31, 2021.  The above preliminary estimated unaudited information has been prepared by and is the responsibility of our management. Our independent auditors have not audited, compiled, performed any procedures on or reviewed, and do not express an opinion or any other form of assurance with respect to, such information. % Δ YoY (10%) +13% +25% +23% (7%) +7% +16% +15%

non-GAAP measure reconciliations

DEBT ADJUSTED EBITDA AND ADJUSTED EBITDA

	FYE December 31			
	2017A	2018A	2019A	2020A
Net Income ($ in millions)	**$257**	**$338**	**$289**	**$92**
Income tax (benefit)	$80	$93	$147	$102
Financing expense, net	(5)	2	61	193
Depreciation and amortization	27	38	73	119
EBITDA	**$360**	**$470**	**$570**	**$506**
Stock-based compensation	-	-	-	276
Legal settlement	-	-	-	38
Acquisition and related expenses	1	28	57	31
Other items including impairment	13	1	(7)	8
Debt Adjusted EBITDA	**$374**	**$499**	**$621**	**$859**
Memo: Revenue	*$1,151*	*$1,491*	*$1,888*	*$2,371*
Debt Adjusted EBITDA margin	32.5%	33.5%	32.9%	36.2%
Long-term cash compensation plan	107	113	73	68
M&A related retention payments	1	17	18	15
Adjusted EBITDA	**$482**	**$629**	**$712**	**$942**
Memo: Revenue	*$1,151*	*$1,491*	*$1,888*	*$2,371*
Adjusted EBITDA margin	41.9%	42.2%	37.7%	39.7%

Adjusted EBITDA, Adjusted EBITDA Margin, Debt Adjusted EBITDA, and Debt Adjusted EBITDA Margin are non-GAAP financial measures and should not be construed as alternatives to net income as indicators of operating performance, nor as alternatives to cash flow provided by operating activities as a measure of liquidity, in each case as determined in accordance with GAAP. Above is a reconciliation of Debt Adjusted EBITDA and Adjusted EBITDA to net income, the closest GAAP financial measure. We define Debt Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) legal settlements, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items, including impairments. We define Adjusted EBITDA as Debt Adjusted EBITDA before (i) long-term cash compensation plan, and (ii) M&A related retention payments. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenues. We define Debt Adjusted EBITDA Margin as Debt Adjusted EBITDA as a percentage of revenues.

We supplementally present Debt Adjusted EBITDA, Debt Adjusted EBITDA Margin, Adjusted EBITDA, and Adjusted EBITDA Margin because they are key operating measures used by our management to assess our financial performance. Debt Adjusted EBITDA and Adjusted EBITDA adjust for items that we believe do not reflect the ongoing operating performance of our business, such as certain noncash items, unusual or infrequent items or items that change from period to period without any material relevance to our operating performance. Management believes Debt Adjusted EBITDA and Adjusted EBITDA, and their respective margins, are useful to investors and analysts in highlighting trends in our operating performance, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. Management uses Debt Adjusted EBITDA and Adjusted EBITDA, and their respective margins, to supplement GAAP measures of performance in the evaluation of the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against other peer companies using similar measures. We evaluate Debt Adjusted EBITDA and Adjusted EBITDA in conjunction with our results according to GAAP because we believe it provides investors and analysts a more complete understanding of factors and trends affecting our business than GAAP measures alone. Debt Adjusted EBITDA and Adjusted EBITDA, and their respective margins, should not be considered as alternatives to net income (loss) as a measure of financial performance, or any other performance measure derived in accordance with GAAP.

11

Unlevered free cash flow FYE December 31 2017A 2018A 2019A 2020A Debt Adjusted EBITDA $374 $499 $621 $859 Purchase of Property and Equipment (16) (41) (55) (54) Capitalization of Internal Software Costs (5) (6) (17) (33) Purchase of Intangible Assets -- (10) (20) (11) Unlevered Free Cash Flow $353 $442 $529 $761 Unlevered Free Cash Flow is a non-GAAP financial measure and should not be construed as alternatives to net income as indicators of operating performance, nor as alternatives to cash flow provided by operating activities as a measure of liquidity, in each case as determined in accordance with GAAP. We define Unlevered Free Cash Flow as Debt Adjusted EBITDA less Purchase of Property and Equipment, less Capitalization of Internal Software Costs, and less Purchase of Intangible Assets. For a reconciliation of Debt Adjusted EBITDA to net income, the closest GAAP financial measure, please refer to the reconciliation provided on slide 11. We supplementally present Unlevered Free Cash Flow because it is a key operating measure used by our management to assess our financial performance. Management believes Unlevered Free Cash Flow is useful to investors and analysts in highlighting trends in our operating performance, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. Management uses Unlevered Free Cash Flow to supplement GAAP measures of performance in the evaluation of the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against other peer companies using similar measures. We evaluate Unlevered Free Cash Flow in conjunction with our results according to GAAP because we believe it provides investors and analysts a more complete understanding of factors and trends affecting our business than GAAP measures alone. Unlevered Free Cash Flow should not be considered as an alternative to net income (loss) as a measure of financial performance, or any other performance measure derived in accordance with GAAP.